ADVANCED SERIES TRUST
AST Federated Aggressive Growth Portfolio

Supplement dated January 18, 2012 to the Prospectus and Statement of Additional Information dated May 1, 2011

Barbara Miller has been named as portfolio manager to the AST Federated Aggressive Growth Portfolio (the “Portfolio”).

The following revisions are hereby made to the Prospectus and SAI to reflect Ms. Miller’s service:

I.	The following is added to the “Management of the Portfolio” table in the Summary Section of the Prospectus:

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Federated Equity Management Company of Pennsylvania/Federated Global Investment Management Corp.	Barbara Miller	Portfolio Manager	December 2011

II.	The following is added to “How the Fund is Managed – Portfolio Managers” section of the Prospectus:

Ms. Miller joined Federated Global in April 2002 as a Senior Investment Analyst and became a Portfolio Manager with Federated Global in July 2011. She was employed with Goldman Sachs as Vice President and Equity Analyst, from March 1999 to December 2001, and also served as a Principal/Equity Analyst with Alex Brown & Sons from August 1992 to March 1999. Ms. Miller earned a BA in Economics from Brown University, and holds an MBA from Harvard Business School.

III.	The following is added to the table in Part I of the SAI entitled “Portfolio Managers: Other Accounts:”

Subadviser	Portfolio Manager	Registered Investment Companies (thousands)	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Federated Equity Management Company of Pennsylvania/Federated Global Investment Management Corp.	Barbara Miller	1/$870,000	None	None	None

          Information furnished in the table is as of December 31, 2011.

ASTSUP11